Careview Communications, Inc. 8-K

Exhibit 10.39

CONSENT AND AGREEMENT PURSUANT TO
NOTE AND WARRANT PURCHASE AGREEMENT

This CONSENT AND AGREEMENT PURSUANT TO NOTE AND WARRANT PURCHASE AGREEMENT, dated as of March 8, 2022 (this “Consent Agreement”), is made by and among CAREVIEW COMMUNICATIONS, INC., a Nevada corporation (the “Company”), the HealthCor Parties (as defined below), and such additional Existing Investors (as defined below) as, together with the HealthCor Parties (collectively, the “Majority Investors”), are holders of at least a majority of the shares of Common Stock issued or issuable (on an as converted basis) upon conversion of the Notes and Warrants.

WITNESSETH:

WHEREAS, the Company, HealthCor Partners Fund, L.P. (“HealthCor Partners”), HealthCor Hybrid Offshore Master Fund, L.P. (“HealthCor Hybrid” and, together with HealthCor Partners, the “HealthCor Parties”) and certain additional investors that purchased additional Notes and additional Warrants on February 17, 2015 (the “2015 Investors”), additional Notes and additional Warrants on February 23, 2018 (the “February 2018 Investors”), additional Notes on July 13, 2018 (the “July 2018 Investors”), additional Notes on May 15, 2019 (the “2019 Investor”) and additional Notes on February 6, 2020 (the “2020 Investor” and, together with the 2015 Investors, the February 2018 Investors, the July 2018 Investors, the 2019 Investor and the HealthCor Parties, the “Existing Investors”) are parties to that certain Note and Warrant Purchase Agreement, dated as of April 21, 2011 (as amended from time to time, including without limitation pursuant to that certain Note and Warrant Amendment Agreement dated December 30, 2011, that certain Second Amendment to Note and Warrant Purchase Agreement dated January 31, 2012, that certain Third Amendment to Note and Warrant Purchase Agreement dated August 20, 2013, that certain Fourth Amendment to Note and Warrant Purchase Agreement dated January 16, 2014, that certain Fifth Amendment to Note and Warrant Purchase Agreement dated December 15, 2014, that certain Sixth Amendment to Note and Warrant Purchase Agreement dated March 31, 2015, that certain Seventh Amendment to Note and Warrant Purchase Agreement dated June 26, 2015, that certain Eighth Amendment to Note and Warrant Purchase Agreement dated February 23, 2018, that certain Ninth Amendment to Note and Warrant Purchase Agreement dated July 10, 2018, that certain Tenth Amendment to Note and Warrant Purchase Agreement dated July 13, 2018, that certain Eleventh Amendment to Note and Warrant Purchase Agreement dated March 27, 2019, that certain Twelfth Amendment to Note and Warrant Purchase Agreement dated May 15, 2019 and that certain Thirteenth Amendment to Note and Warrant Purchase Agreement dated February 6, 2020, the “Purchase Agreement”);

WHEREAS, as contemplated by the Purchase Agreement, the Company issued and sold (a) $20,000,000 initial principal amount of Notes (the “2011 Notes”) and Warrants to purchase 11,782,859 shares of Common Stock to the HealthCor Parties on April 21, 2011, (b) $5,000,000 initial principal amount of Supplemental Closing Notes (the “2012 Notes”) to the HealthCor Parties on January 31, 2012, (c) $5,000,000 initial principal amount of 2014 Supplemental Closing Notes and 2014 Supplemental Warrants to purchase 4,000,000 shares of Common Stock to the HealthCor Parties on January 16, 2014, (d) $6,000,000 initial principal amount of Fifth Amendment Supplemental Closing Notes and Fifth Amendment Supplemental Warrants to purchase 3,692,308 shares of Common Stock to HealthCor Partners and the 2015 Investors on February 17, 2015, (e) $2,050,000 initial principal amount of Eighth Amendment Supplemental Notes and Eighth Amendment Supplemental Warrants to purchase 512,500 shares of Common Stock to the February 2018 Investors on February 23, 2018, (f) $1,000,000 initial principal amount of Tenth Amendment Supplemental Notes to the July 2018 Investors on July 13, 2018, (g) $50,000 initial principal amount of Twelfth Amendment Supplemental Notes to the 2019 Investor on May 15, 2019 and (h) $100,000 initial principal amount of Thirteenth Amendment Supplemental Notes to the 2020 Investor on February 6, 2020;

WHEREAS, pursuant to Section 7.9 of the Purchase Agreement and subject to the terms and conditions contained herein, the Majority Investors desire to consent to the amendment of the 2011 Notes and 2012 Notes through the execution and delivery by the Company and the HealthCor Parties of Allonge No. 4 to the 2011 Notes and Allonge No. 4 to the 2012 Notes, in the forms attached as Exhibit A and Exhibit B hereto, respectively, for the purposes of (a) extending the maturity date of the 2011 Notes from April 20, 2022 to April 20, 2023 and (b) extending the maturity date of the 2012 Notes from April 20, 2022 to April 20, 2023 (such amendments to the 2011 Notes and 2012 Notes together, the “HealthCor Note Extensions”); in each case retaining the existing provision for the potential earlier repayment thereof subject to certain conditions, including the Company’s senior debt being repaid in full, being first met; and

WHEREAS, pursuant to Section 7.9 of the Purchase Agreement and subject to the terms and conditions contained herein, the Majority Investors desire to (a) consent pursuant to Section 6.12 of the Purchase Agreement to the Company’s issuance of warrants in the form attached as Exhibit C hereto for the purchase of an aggregate of 3,000,000 shares of Common Stock, with an exercise price per share equal to $0.09 (subject to adjustment as described therein), to the HealthCor Parties in consideration of the HealthCor Note Extensions (such warrants collectively, the “2022 HealthCor Warrants”) and (b) waive the Investors’ rights, if any, as set forth under Section 5.4 of the Purchase Agreement (the “Preemptive Rights”) with respect to the issuance of the 2022 HealthCor Warrants, including without limitation any notice rights thereunder.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.             Definitions. Capitalized terms used in this Consent Agreement but not defined in this Consent Agreement shall have the meanings ascribed to them in the Purchase Agreement.

2.             Consent to Amendment of 2011 Notes and 2012 Notes. The Majority Investors hereby consent, pursuant to Section 7.9 of the Purchase Agreement, to the amendment of the 2011 Notes and 2012 Notes through the execution and delivery by the Company and the HealthCor Parties of the HealthCor Note Extensions.

3.            Consent to Issuance of 2022 HealthCor Warrants. The Majority Investors hereby consent, pursuant to Section 6.12 and Section 7.9 of the Purchase Agreement, to the Company’s issuance of the 2022 HealthCor Warrants.

4.             Waiver of Preemptive Rights. The Majority Investors hereby waive, pursuant to Section 7.9 of the Purchase Agreement, the Preemptive Rights, if any, of the Investors as set forth under Section 5.4 of the Purchase Agreement with respect to the issuance of the 2022 HealthCor Warrants, including without limitation any notice rights thereunder.

5.            Registration Rights. The Company, the HealthCor Parties and the Majority Investors (representing the holders of a majority of the “Registrable Securities” as defined in the Registration Rights Agreement) hereby agree that the 2022 HealthCor Warrants shall be considered “Warrants” for purposes of Section 1(n) of the Registration Rights Agreement and the shares issuable upon exercise of the 2022 HealthCor Warrants shall be considered “Warrant Shares” and “Registrable Securities” for purposes of Sections 1(o) and 1(i), respectively, of the Registration Rights Agreement.

6.	Miscellaneous.

(a)        Ratification and Confirmation. The Company acknowledges, agrees and confirms that the Purchase Agreement and each of the other Transaction Documents, except as expressly set forth in this Consent Agreement, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(b)        Expenses. The Company will pay and bear full responsibility for the reasonable legal fees and other out-of-pocket costs and expenses of the Investors attributable to the negotiation and consummation of the transactions contemplated hereby.

(c)        Governing Law. All questions concerning the construction, interpretation and validity of this Consent Agreement shall be governed by and construed and enforced in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether in the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. In furtherance of the foregoing, the internal law of the State of Delaware will control the interpretation and construction of this Consent Agreement, even if under such jurisdiction’s choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily or necessarily apply.

(d)        Construction. The Company and the Investors acknowledge that the Company and its independent counsel and the Investors and their independent counsel have jointly reviewed and drafted this document, and agree that any rule of construction and interpretation to the effect that drafting ambiguities are to be resolved against the drafting party shall not be employed.

(e)        Counterparts; Facsimile and Electronic Signatures. This Consent Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. Counterpart signatures to this Consent Agreement delivered by facsimile or other electronic transmission shall be acceptable and binding.

(f)        Headings. The section and paragraph headings contained in this Consent Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Consent Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Consent Agreement as of the date first written above.

COMPANY:

CareView Communications, Inc., a Nevada corporation

By:	/s/ Steven G. Johnson
Name: Steven G. Johnson
Title: President

[Signature Page to Consent Agreement]

MAJORITY INVESTORS:

HealthCor Partners Fund, L.P.
By: HealthCor Partners Management L.P., as Manager
By: HealthCor Partners Management, G.P., LLC, as General Partner

By:	/s/ Jeffrey C. Lightcap
Name: Jeffrey C. Lightcap
Title: Senior Managing Director
Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

HealthCor Hybrid Offshore Master Fund, L.P.
By: HealthCor Hybrid Offshore G.P., LLC, as General Partner

By:	/s/ Laurie Hadick
Name: Laurie Hadick
Title: CCO
Address:	HealthCor Partners
1325 Avenue of Americas, 27th Floor
New York, NY 10019

[Signature Page to Consent Agreement]

MAJORITY INVESTORS:

/s/ Steven B. Epstein
Steven B. Epstein

/s/ Dr. James R. Higgins
Dr. James R. Higgins

/s/ Steven G. Johnson
Steven G. Johnson

/s/ Jeffrey C. Lightcap
Jeffrey C. Lightcap

[Signature Page to Consent Agreement]

ACKNOWLEDGED AND AGREED:

CareView Communications, Inc., a Texas corporation

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

CareView Operations, LLC

By:	/s/ Steven G. Johnson
Name:	Steven G. Johnson
Title:	President

[Signature Page to Consent Agreement]

Exhibit A

Form of Allonge No. 4 to the 2011 Notes

(Attached)

Exhibit B

Form of Allonge No. 4 to the 2012 Notes

(Attached)

Exhibit C

Form of 2022 HealthCor Warrants

(Attached)